Exhibit 99.1

Press Release

For Further Information Contact:

INVESTORS:	MEDIA:
Byron Purcell	Christopher Savarese
(717) 975-5809	(717) 975-5718
Or investor@riteaid.com

FOR IMMEDIATE RELEASE

Rite Aid Corporation Reports Fiscal 2020 Third Quarter Results

•	Third Quarter Net Income from Continuing Operations of $52.3 Million or $0.98 Per Share, Compared to the Prior Year Third Quarter Net Loss of $17.3 Million or $0.33 Per Share

•	Third Quarter Adjusted Net Income from Continuing Operations of $29.1 Million or $0.54 Per Share, Compared to the Prior Year Third Quarter Adjusted Net Income of $14.7 Million or $0.28 Per Share

•	Third Quarter Adjusted EBITDA from Continuing Operations of $158.1 Million, Compared to the Prior Year Third Quarter Adjusted EBITDA of $142.8 Million
o	Improved Adjusted EBITDA in both the Retail Pharmacy and Pharmacy Services Segments

•	Achieved Growth in Both Same Store Front-End Sales (Excluding Cigarettes and Tobacco Products) and Same Store Prescription Volume

CAMP HILL, Pa. (Dec. 19, 2019) - Rite Aid Corporation (NYSE: RAD) today reported operating results for its third fiscal quarter ended November 30, 2019.

For the third quarter, the company reported net income from continuing operations of $52.3 million, or $0.98 per share, Adjusted net income from continuing operations of $29.1 million, or $0.54 per share, and Adjusted EBITDA from continuing operations of $158.1 million, or 2.9 percent of revenues.

“Our team delivered a strong quarter that provides us with momentum as we prepare to roll out our long-term strategy and position Rite Aid Corporation as an innovative leader in our industry,” said Rite Aid Corporation CEO Heyward Donigan. “Adjusted EBITDA grew in our retail business due to tight expense control and prescription count growth in our retail pharmacies, which benefited from solid growth in immunizations. At the same time, we saw improved pharmacy network management at EnvisionRxOptions.

“While we are pleased with these results, we have important work ahead of us to put our company on a path to long-term sustainable growth. We will soon reveal our comprehensive strategy that revitalizes Rite Aid retail pharmacies as fresh and relevant, leveraging the trust and expertise of our pharmacists in meeting the unique health and wellbeing needs of our communities. We are also investing in the expansion and integration of EnvisionRxOptions, particularly its services, technologies and clinical offerings. This will provide us scale to deliver lower total cost of care, an enhanced client experience and heightened consumer engagement. We are making great progress, and we are excited to share more details at our upcoming Analyst Day on March 16.”

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Rite Aid FY 2020 Q3 Press Release - page 2

Third Quarter Summary

Revenues from continuing operations for the quarter were $5.46 billion compared to revenues from continuing operations of $5.45 billion in the prior year’s quarter. Retail Pharmacy Segment revenues were $3.91 billion and decreased 1.7 percent compared to the prior year period due to a reduction in store count. Revenues in the Pharmacy Services Segment were $1.61 billion, an increase of 5.7 percent compared to the prior year period, which was due to an increase in Medicare Part D membership.

Retail Pharmacy Segment same store sales from continuing operations for the third quarter decreased 0.1 percent over the prior year period, consisting of a 0.1 percent increase in pharmacy sales and a 0.5 percent decrease in front-end sales. Front-end same store sales, excluding cigarettes and tobacco products, increased 1.0 percent. Pharmacy sales were negatively impacted by approximately 331 basis points as a result of new generic introductions. The number of prescriptions filled in same stores, adjusted to 30-day equivalents, increased 2.8 percent over the prior year period resulting primarily from the company’s continued emphasis on driving clinical services, including immunizations. Prescription sales from continuing operations accounted for 67.7 percent of total drugstore sales.

Net income from continuing operations was $52.3 million or $0.98 per share compared to last year’s third quarter net loss from continuing operations of $17.3 million or $0.33 per share. The increase in net income was due primarily to a $55.7 million gain on debt retirements and an increase in Adjusted EBITDA.

Adjusted EBITDA from continuing operations was $158.1 million or 2.9 percent of revenues for the third quarter compared to last year’s third quarter Adjusted EBITDA from continuing operations of $142.8 million or 2.6 percent of revenues, an increase of $15.3 million. Retail Pharmacy Segment Adjusted EBITDA from continuing operations increased $7.4 million due to strong labor and benefits expense control. These improvements were partially offset by a reduction in gross profit and a reduction in Transition Service Agreement fee income from Walgreens Boots Alliance. The Pharmacy Services Segment Adjusted EBITDA increased $7.9 million compared to the prior year due to improvements in pharmacy network management.

Outlook for Fiscal 2020

Rite Aid Corporation is updating its fiscal 2020 outlook, which includes narrowing its guidance for Adjusted EBITDA. The company’s outlook assumes continued prescription count growth, improvements in generic drug costs and strong SG&A expense control, offset by a decline in prescription reimbursement rates. The fiscal 2020 guidance for EnvisionRxOptions assumes sustained improvements in pharmacy network management and initial results of SG&A reduction, benefits integration and restructuring initiatives.

Rite Aid Corporation expects revenues to be between $21.5 billion and $21.9 billion in fiscal 2020 with same store sales expected to range from an increase of 0.0 percent to an increase of 1.0 percent over fiscal 2019.

Net loss is expected to be between $174.0 million and $204.0 million.

Adjusted EBITDA is expected to be between $515.0 million and $545.0 million.

Adjusted net income per share is expected to be between $0.13 and $0.55.

Capital expenditures are expected to be approximately $230 million.

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Rite Aid FY 2020 Q3 Press Release - page 3

Conference Call Broadcast

Rite Aid Corporation will hold an analyst call at 8:30 a.m. Eastern Time today with remarks by Rite Aid's management team. The call will be simulcast via the internet and can be accessed at www.riteaid.com in the conference call section of investor information. A playback of the call will also be available by telephone beginning at 12:00 p.m. Eastern Time today until 11:59 p.m. Eastern Time on Dec. 21, 2019. The playback number is 1-855-859-2056 from within the U.S. and Canada or 1-404-537-3406 from outside the U.S. and Canada with the reservation number 6188277.

About Rite Aid Corporation

Rite Aid Corporation is on the front lines of delivering health care services and retail products to over 1.6 million Americans daily. Our pharmacists are uniquely positioned to engage with customers and improve their health outcomes. We provide an array of whole being health products and services for the entire family through over 2,400 retail pharmacy locations across 18 states. Through EnvisionRxOptions, we also deliver pharmacy benefit management to approximately 1,900 clients and 3.4 million members. For more information, visit www.riteaid.com.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this release that are not historical, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding Rite Aid’s outlook and guidance for fiscal 2020; Rite Aid’s competitive position and ability to realize its growth initiatives and operating efficiencies; and any assumptions underlying any of the foregoing. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” and “will” and variations of such words and similar expressions are intended to identify such forward-looking statements.

These forward-looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to, our high level of indebtedness and our ability to make interest and principal payments on our debt and satisfy the other covenants contained in our debt agreements; general economic, industry, market, competitive, regulatory and political conditions; our ability to improve the operating performance of our stores in accordance with our long term strategy; the ongoing impact of private and public third-party payers continued reduction in prescription drug reimbursements and efforts to encourage mail order; our ability to manage expenses and our investments in working capital; outcomes of legal and regulatory matters; changes in legislation or regulations, including healthcare reform; our ability to achieve the benefits of our efforts to reduce the costs of our generic and other drugs; risks related to the pending sale of the remaining Rite Aid distribution center and related assets to Walgreens Boots Alliance, Inc. ("WBA"), including the possibility that the transaction may not close due to the failure to satisfy the minimal remaining conditions; our ability to successfully achieve benefits from our leadership transition plan and organizational restructuring, including managing the transition to our new chief executive officer and other management; the potential for operational disruptions due to, among other things, concerns of management, employees, current and potential customers, other third parties with whom we do business and shareholders; the success of any changes to our business strategy that may be implemented under our new chief executive officer and other management; our ability to achieve cost savings through the organizational restructurings within the anticipated timeframe, if at all; possible changes in the size and components of the expected costs and charges associated with the organizational restructuring plan; and the outlook for and future growth of the Company.

These and other risks, assumptions and uncertainties are more fully described in Item 1A (Risk Factors) of our most recent Annual Report on Form 10-K and in other documents that we file or furnish with the Securities and Exchange Commission, which you are encouraged to read.

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Rite Aid FY 2020 Q3 Press Release - page 4

Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Rite Aid expressly disclaims any current intention to update publicly any forward-looking statement after the distribution of this release, whether as a result of new information, future events, changes in assumptions or otherwise.

Reconciliation of Non-GAAP Financial Measures

Rite Aid separately reports financial results on the basis of Adjusted Net Income (Loss), Adjusted Net Income (Loss) per Diluted Share and Adjusted EBITDA which are non-GAAP financial measures. See the attached tables for a reconciliation of Adjusted Net Income (Loss), Adjusted Net Income (Loss) per Diluted Share and Adjusted EBITDA to net income (loss), and net income (loss) per diluted share, which are the most directly comparable GAAP financial measures. Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share exclude amortization expense, merger and acquisition-related costs, non-recurring litigation settlement, gains and losses on debt retirements, LIFO adjustments, goodwill and intangible asset impairment charges, restructuring-related costs and the WBA merger termination fee. The current calculations of Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share reflect a modification made in the second quarter of fiscal 2019 to add back all amortization expenses rather than the amortization of EnvisionRx intangible assets only. Adjusted EBITDA is defined as net income (loss) excluding the impact of income taxes, interest expense, depreciation and amortization, LIFO adjustments, charges or credits for facility closing and impairment, goodwill and intangible asset impairment charges, inventory write-downs related to store closings, gains or losses on debt retirements, the WBA merger termination fee, and other items (including stock-based compensation expense, merger and acquisition-related costs, non-recurring litigation settlement, severance, restructuring-related costs and costs related to facility closures and gain or loss on sale of assets). The current calculation of Adjusted EBITDA reflects a modification made in the second quarter of fiscal 2019 to eliminate the add back of revenue deferrals related to our customer loyalty program and to present amounts previously included within other as separate reconciling items. We further note that the add back of LIFO (credit) charge when calculating Adjusted EBITDA, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share removes the entire impact of LIFO (credits) charges, and effectively reflects Rite Aid’s results as if the company was on a FIFO inventory basis.

In addition to Adjusted EBITDA, Adjusted Net (Loss) Income and Adjusted Net (Loss) Income per Diluted Share, we occasionally refer to several other Non-GAAP measures, on a less frequent basis, in order to describe certain components of our business and how we utilize them to describe our results. Adjusted EBITDA Gross Profit includes LIFO adjustments, depreciation and amortization (COGS portion only) and other items. The presentation includes a reconciliation of Adjusted EBITDA Gross Profit to Revenue, which is the most directly comparable GAAP financial measure. Adjusted EBITDA SG&A excludes depreciation and amortization (SG&A portion only), stock-based compensation expense, merger and acquisition-related costs, litigation settlement, restructuring-related costs and other items. The presentation includes a reconciliation of Adjusted EBITDA SG&A to Revenue, which is the most directly comparable GAAP financial measure.

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RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)

(unaudited)

	November 30, 2019	March 2, 2019
ASSETS
Current assets:
Cash and cash equivalents	$289,498	$144,353
Accounts receivable, net	1,689,838	1,788,712
Inventories, net of LIFO reserve of $611,997 and $604,444	1,957,045	1,871,941
Prepaid expenses and other current assets	178,292	179,132
Current assets held for sale	101,594	117,581
Total current assets	4,216,267	4,101,719
Property, plant and equipment, net	1,254,234	1,308,514
Operating lease right-of-use assets	2,935,104	-
Goodwill	1,108,136	1,108,136
Other intangibles, net	374,660	448,706
Deferred tax assets	382,105	409,084
Other assets	158,285	215,208
Total assets	$10,428,791	$7,591,367

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Current maturities of long-term debt and lease financing obligations	$9,486	$16,111
Accounts payable	1,534,302	1,618,585
Accrued salaries, wages and other current liabilities	806,739	808,439
Current portion of operating lease liabilities	493,699	-
Current liabilities held for sale	42,422	-
Total current liabilities	2,886,648	2,443,135
Long-term debt, less current maturities	3,566,261	3,454,585
Long-term operating lease liabilities	2,732,339	-
Lease financing obligations, less current maturities	20,607	24,064
Other noncurrent liabilities	207,078	482,893
Total liabilities	9,412,933	6,404,677

Commitments and contingencies	-	-
Stockholders' equity:
Common stock	54,862	54,016
Additional paid-in capital	5,888,870	5,876,977
Accumulated deficit	(4,897,473)	(4,713,244)
Accumulated other comprehensive loss	(30,401)	(31,059)
Total stockholders' equity	1,015,858	1,186,690
Total liabilities and stockholders' equity	$10,428,791	$7,591,367

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands, except per share amounts)

(unaudited)

	Thirteen weeks ended November 30, 2019	Thirteen weeks ended December 1, 2018
Revenues	$5,462,298	$5,450,060
Costs and expenses:
Cost of revenues	4,273,323	4,267,972
Selling, general and administrative expenses	1,134,854	1,142,555
Lease termination and impairment charges	166	2,628
Interest expense	57,856	56,008
Gain on debt retirements, net	(55,692)	-
Gain on sale of assets, net	(1,371)	(382)

	5,409,136	5,468,781

Income (loss) from continuing operations before income taxes	53,162	(18,721)
Income tax expense (benefit)	876	(1,471)
Net income (loss) from continuing operations	52,286	(17,250)
Net (loss) income from discontinued operations, net of tax	(801)	12,740
Net income (loss)	$51,485	$(4,510)

Basic and diluted income (loss) per share:

Numerator for income (loss) per share:
Net income (loss) from continuing operations attributable to common stockholders - basic and diluted	$52,286	$(17,250)
Net (loss) income from discontinued operations attributable to common stockholders - basic and diluted	(801)	12,740
Income (loss) attributable to common stockholders - basic and diluted	$51,485	$(4,510)

Denominator:
Basic weighted average shares	53,310	52,920
Outstanding options and restricted shares, net	274	-
Diluted weighted average shares	53,584	52,920

Basic income (loss) per share
Continuing operations	$0.98	$(0.33)
Discontinued operations	$(0.01)	$0.24
Net basic income (loss) per share	$0.97	$(0.09)

Diluted income (loss) per share
Continuing operations	$0.98	$(0.33)
Discontinued operations	$(0.02)	$0.24
Net diluted income (loss) per share	$0.96	$(0.09)

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands, except per share amounts)

(unaudited)

	Thirty-nine weeks ended November 30, 2019	Thirty-nine weeks ended December 1, 2018
Revenues	$16,201,151	$16,259,912
Costs and expenses:
Cost of revenues	12,741,014	12,747,924
Selling, general and administrative expenses	3,433,036	3,449,173
Lease termination and impairment charges	2,115	52,096
Goodwill and intangible asset impairment charges	-	375,190
Interest expense	176,228	175,033
(Gain) loss on debt retirements, net	(55,692)	554
Gain on sale of assets, net	(5,670)	(11,206)

	16,291,031	16,788,764

Loss from continuing operations before income taxes	(89,880)	(528,852)
Income tax expense (benefit)	35,878	(117,527)
Net loss from continuing operations	(125,758)	(411,325)
Net (loss) income from discontinued operations, net of tax	(1,695)	262,091
Net loss	$(127,453)	$(149,234)

Basic and diluted loss per share:

Numerator for loss per share:
Net loss from continuing operations attributable to common stockholders - basic and diluted	$(125,758)	$(411,325)
Net (loss) income from discontinued operations attributable to common stockholders - basic and diluted	(1,695)	262,091
Loss attributable to common stockholders - basic and diluted	$(127,453)	$(149,234)

Denominator:
Basic and diluted weighted average shares	53,159	52,824

Basic and diluted loss per share
Continuing operations	$(2.37)	$(7.79)
Discontinued operations	$(0.03)	$4.96
Net basic and diluted loss per share	$(2.40)	$(2.83)

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

(unaudited)

	Thirteen weeks ended November 30, 2019	Thirteen weeks ended December 1, 2018
OPERATING ACTIVITIES:
Net income (loss)	$51,485	$(4,510)
Net (loss) income from discontinued operations, net of tax	(801)	12,740
Net income (loss) from continuing operations	$52,286	$(17,250)
Adjustments to reconcile to net cash provided by operating activities of continuing operations:
Depreciation and amortization	82,007	86,685
Lease termination and impairment charges	166	2,628
LIFO (credit) charge	(7,440)	5,987
Gain on sale of assets, net	(1,371)	(382)
Stock-based compensation expense	3,506	1,317
Gain on debt retirements, net	(55,692)	-
Changes in deferred taxes	-	(1,295)
Changes in operating assets and liabilities:
Accounts receivable	252,767	318,287
Inventories	19,333	(46,839)
Accounts payable	47,378	(26,446)
Operating lease right-of-use assets and operating lease liabilities	(12,179)	-
Other assets	1,959	(1,072)
Other liabilities	40,993	29,501
Net cash provided by operating activities of continuing operations	423,713	351,121
INVESTING ACTIVITIES:
Payments for property, plant and equipment	(45,075)	(46,653)
Intangible assets acquired	(17,727)	(11,054)
Proceeds from dispositions of assets and investments	51,548	72
Net cash used in investing activities of continuing operations	(11,254)	(57,635)
FINANCING ACTIVITIES:
Net payments to revolver	(115,000)	(90,000)
Principal payments on long-term debt	(101,251)	(3,851)
Change in zero balance cash accounts	(66,461)	1,137
Net proceeds from the issuance of common stock	-	992
Payments for taxes related to net share settlement of equity awards	(587)	(175)
Financing fees paid for early debt redemption	(518)	-
Net cash used in financing activities of continuing operations	(283,817)	(91,897)
Cash flows from discontinued operations:
Operating activities of discontinued operations	(4,876)	14,735
Investing activities of discontinued operations	23,551	61,251
Net cash provided by discontinued operations	18,675	75,986
Increase in cash and cash equivalents	147,317	277,575
Cash and cash equivalents, beginning of period	142,181	132,468
Cash and cash equivalents, end of period	$289,498	$410,043

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

(unaudited)

	Thirty-nine weeks ended November 30, 2019	Thirty-nine weeks ended December 1, 2018
OPERATING ACTIVITIES:
Net loss	$(127,453)	$(149,234)
Net (loss) income from discontinued operations, net of tax	(1,695)	262,091
Net loss from continuing operations	$(125,758)	$(411,325)
Adjustments to reconcile to net cash provided by operating activities of continuing operations:
Depreciation and amortization	248,977	270,957
Lease termination and impairment charges	2,115	52,096
Goodwill and intangible asset impairment charges	-	375,190
LIFO charge	7,553	19,311
Gain on sale of assets, net	(5,670)	(11,206)
Stock-based compensation expense	13,598	11,563
(Gain) loss on debt retirements, net	(55,692)	554
Changes in deferred taxes	26,979	(126,102)
Changes in operating assets and liabilities:
Accounts receivable	99,498	(5,437)
Inventories	(92,657)	(78,489)
Accounts payable	(38,245)	181,497
Operating lease right-of-use assets and operating lease liabilities	22,803	-
Other assets	(42,715)	(12,304)
Other liabilities	32,889	(216,086)
Net cash provided by operating activities of continuing operations	93,675	50,219
INVESTING ACTIVITIES:
Payments for property, plant and equipment	(129,135)	(139,218)
Intangible assets acquired	(33,435)	(31,573)
Proceeds from dispositions of assets and investments	55,971	15,801
Proceeds from sale-leaseback transactions	-	2,587
Net cash used in investing activities of continuing operations	(106,599)	(152,403)
FINANCING ACTIVITIES:
Net proceeds from revolver	260,000	1,245,000
Principal payments on long-term debt	(104,702)	(437,597)
Change in zero balance cash accounts	(11,749)	(15,964)
Net proceeds from the issuance of common stock	-	2,294
Payments for taxes related to net share settlement of equity awards	(1,573)	(2,419)
Financing fees paid for early debt redemption	(518)	(13)
Deferred financing costs paid	(315)	-
Net cash provided by financing activities of continuing operations	141,143	791,301
Cash flows from discontinued operations:
Operating activities of discontinued operations	(7,148)	(47,268)
Investing activities of discontinued operations	24,074	664,653
Financing activities of discontinued operations	-	(1,343,793)
Net cash provided by (used in) discontinued operations	16,926	(726,408)
Increase (decrease) in cash and cash equivalents	145,145	(37,291)
Cash and cash equivalents, beginning of period	144,353	447,334
Cash and cash equivalents, end of period	$289,498	$410,043

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL SEGMENT OPERATING INFORMATION

(Dollars in thousands)

(unaudited)

	Thirteen weeks ended November 30, 2019	Thirteen weeks ended December 1, 2018
Retail Pharmacy Segment
Revenues from continuing operations (a)	$3,909,946	$3,976,719
Cost of revenues from continuing operations (a)	2,839,094	2,897,135
Gross profit from continuing operations	1,070,852	1,079,584
LIFO (credit) charge from continuing operations	(7,440)	5,987
FIFO gross profit from continuing operations	1,063,412	1,085,571
Adjusted EBITDA gross profit from continuing operations	1,065,523	1,088,213

Gross profit as a percentage of revenues - continuing operations	27.39%	27.15%
LIFO (credit) charge as a percentage of revenues - continuing operations	-0.19%	0.15%
FIFO gross profit as a percentage of revenues - continuing operations	27.20%	27.30%
Adjusted EBITDA gross profit as a percentage of revenues - continuing operations	27.25%	27.36%

Selling, general and administrative expenses from continuing operations	1,044,236	1,062,598
Adjusted EBITDA selling, general and administrative expenses from continuing operations	956,944	986,988
Selling, general and administrative expenses as a percentage of revenues - continuing operations	26.71%	26.72%
Adjusted EBITDA selling, general and administrative expenses as a percentage of revenues - continuing operations	24.47%	24.82%

Cash interest expense	54,068	52,074
Non-cash interest expense	3,788	3,934
Total interest expense	57,856	56,008
Interest expense - continuing operations	57,856	56,008
Interest expense - discontinued operations	-	-

Adjusted EBITDA - continuing operations	108,579	101,225
Adjusted EBITDA as a percentage of revenues - continuing operations	2.78%	2.55%

Pharmacy Services Segment
Revenues (a)	$1,613,109	$1,525,837
Cost of revenues (a)	1,494,986	1,423,333
Gross profit	118,123	102,504

Gross profit as a percentage of revenues	7.32%	6.72%

Adjusted EBITDA	49,511	41,566
Adjusted EBITDA as a percentage of revenues	3.07%	2.72%

(a) - Revenues and cost of revenues include $60,757 and $52,496 of inter-segment activity for the thirteen weeks ended November 30, 2019 and December 1, 2018, respectively, that is eliminated in consolidation.

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL SEGMENT OPERATING  INFORMATION

(Dollars in thousands)

(unaudited)

	Thirty-nine weeks ended November 30, 2019	Thirty-nine weeks ended December 1, 2018
Retail Pharmacy Segment
Revenues from continuing operations (a)	$11,622,858	$11,785,996
Cost of revenues from continuing operations (a)	8,489,067	8,585,318
Gross profit from continuing operations	3,133,791	3,200,678
LIFO charge from continuing operations	7,553	19,311
FIFO gross profit from continuing operations	3,141,344	3,219,989
Adjusted EBITDA gross profit from continuing operations	3,151,043	3,229,993

Gross profit as a percentage of revenues - continuing operations	26.96%	27.16%
LIFO charge as a percentage of revenues - continuing operations	0.06%	0.16%
FIFO gross profit as a percentage of revenues - continuing operations	27.03%	27.32%
Adjusted EBITDA gross profit as a percentage of revenues - continuing operations	27.11%	27.41%

Selling, general and administrative expenses from continuing operations	3,160,379	3,195,929
Adjusted EBITDA selling, general and administrative expenses from continuing operations	2,865,783	2,921,021
Selling, general and administrative expenses as a percentage of revenues - continuing operations	27.19%	27.12%
Adjusted EBITDA selling, general and administrative expenses as a percentage of revenues - continuing operations	24.66%	24.78%

Cash interest expense	164,982	167,270
Non-cash interest expense	11,246	12,378
Total interest expense	176,228	179,648
Interest expense - continuing operations	176,228	175,033
Interest expense - discontinued operations	-	4,615

Adjusted EBITDA - continuing operations	285,260	308,972
Adjusted EBITDA as a percentage of revenues - continuing operations	2.45%	2.62%

Pharmacy Services Segment
Revenues (a)	$4,758,470	$4,630,410
Cost of revenues (a)	4,432,124	4,319,100
Gross profit	326,346	311,310

Gross profit as a percentage of revenues	6.86%	6.72%

Adjusted EBITDA	117,367	120,392
Adjusted EBITDA as a percentage of revenues	2.47%	2.60%

(a) - Revenues and cost of revenues include $180,177 and $156,494 of inter-segment activity for the thirty-nine weeks ended November 30, 2019 and December 1, 2018, respectively, that is eliminated in consolidation.

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA

(In thousands)

(unaudited)

	Thirteen weeks ended November 30, 2019	Thirteen weeks ended December 1, 2018
Reconciliation of net income (loss) to adjusted EBITDA:
Net income (loss) - continuing operations	$52,286	$(17,250)
Adjustments:
Interest expense	57,856	56,008
Income tax expense (benefit)	876	(1,471)
Depreciation and amortization	82,007	86,685
LIFO (credit) charge	(7,440)	5,987
Lease termination and impairment charges	166	2,628
Gain on debt retirements, net	(55,692)	-
Merger and Acquisition-related costs	-	4,175
Stock-based compensation expense	3,506	1,317
Restructuring-related costs	25,275	-
Inventory write-downs related to store closings	93	421
Gain on sale of assets, net	(1,371)	(382)
Other	528	4,673
Adjusted EBITDA - continuing operations	$158,090	$142,791
Percent of revenues - continuing operations	2.89%	2.62%

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA

(In thousands)

(unaudited)

	Thirty-nine weeks ended November 30, 2019	Thirty-nine weeks ended December 1, 2018
Reconciliation of net loss to adjusted EBITDA:
Net loss - continuing operations	$(125,758)	$(411,325)
Adjustments:
Interest expense	176,228	175,033
Income tax expense (benefit)	35,878	(117,527)
Depreciation and amortization	248,977	270,957
LIFO charge	7,553	19,311
Lease termination and impairment charges	2,115	52,096
Goodwill and intangible asset impairment charges	-	375,190
(Gain) loss on debt retirements, net	(55,692)	554
Merger and Acquisition-related costs	3,599	30,394
Stock-based compensation expense	13,598	11,563
Restructuring-related costs	93,770	-
Inventory write-downs related to store closings	4,083	5,554
Litigation settlement	-	18,000
Gain on sale of assets, net	(5,670)	(11,206)
Other	3,946	10,770
Adjusted EBITDA - continuing operations	$402,627	$429,364
Percent of revenues - continuing operations	2.49%	2.64%

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

ADJUSTED NET INCOME

(Dollars in thousands, except per share amounts)

(unaudited)

	Thirteen weeks ended November 30, 2019	Thirteen weeks ended December 1, 2018
Net income (loss) from continuing operations	$52,286	$(17,250)
Add back - Income tax expense (benefit)	876	(1,471)
Income (loss) before income taxes - continuing operations	53,162	(18,721)

Adjustments:
Amortization expense	24,920	28,768
LIFO (credit) charge	(7,440)	5,987
Gain on debt retirements, net	(55,692)	-
Merger and Acquisition-related costs	-	4,175
Restructuring-related costs	25,275	-

Adjusted income before income taxes - continuing operations	40,225	20,209

Adjusted income tax expense (a)	11,090	5,469
Adjusted net income from continuing operations	$29,135	$14,740

Adjusted net income per diluted share - continuing operations:

Numerator for adjusted net income per diluted share:
Adjusted net income from continuing operations	$29,135	$14,740

Denominator:
Basic weighted average shares	53,310	52,920
Outstanding options and restricted shares, net	274	10
Diluted weighted average shares	53,584	52,930

Net income (loss) from continuing operations per diluted share - continuing operations	$0.98	$(0.33)

Adjusted net income per diluted share - continuing operations	$0.54	$0.28

(a)    The fiscal year 2020 and 2019 annual effective tax rates, calculated using a federal rate plus a net state rate that excluded the impact of state NOL's, state credits and valuation allowance, was used for the thirteen weeks ended November 30, 2019 and December 1, 2018, respectively.

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

ADJUSTED NET INCOME

(Dollars in thousands, except per share amounts)

(unaudited)

	Thirty-nine weeks ended November 30, 2019	Thirty-nine weeks ended December 1, 2018
Net loss from continuing operations	$(125,758)	$(411,325)
Add back - Income tax expense (benefit)	35,878	(117,527)
Loss before income taxes - continuing operations	(89,880)	(528,852)

Adjustments:
Amortization expense	79,176	96,668
LIFO charge	7,553	19,311
Goodwill and intangible asset impairment charges	-	375,190
(Gain) loss on debt retirements, net	(55,692)	554
Merger and Acquisition-related costs	3,599	30,394
Restructuring-related costs	93,770	-
Litigation settlement	-	18,000

Adjusted income before income taxes - continuing operations	38,526	11,265

Adjusted income tax expense (a)	10,622	3,049
Adjusted net income from continuing operations	$27,904	$8,216

Adjusted net income per diluted share - continuing operations:

Numerator for adjusted net income per diluted share:
Adjusted net income from continuing operations	$27,904	$8,216

Denominator:
Basic weighted average shares	53,159	52,824
Outstanding options and restricted shares, net	775	124
Diluted weighted average shares	53,934	52,948

Net loss from continuing operations per diluted share - continuing operations	$(2.37)	$(7.79)

Adjusted net income diluted share - continuing operations	$0.52	$0.16

(a)    The fiscal year 2020 and 2019 annual effective tax rates, calculated using a federal rate plus a net state rate that excluded the impact of state NOL's, state credits and valuation allowance, was used for the thirty-nine weeks ended November 30, 2019 and December 1, 2018, respectively.

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF ADJUSTED EBITDA GROSS PROFIT AND RECONCILIATION OF ADJUSTED EBITDA SELLING,

GENERAL AND ADMINISTRATIVE EXPENSES- RETAIL PHARMACY SEGMENT

(In thousands)

(unaudited)

	Thirteen weeks ended November 30, 2019	Thirteen weeks ended December 1, 2018
Reconciliation of adjusted EBITDA gross profit:
Revenues	$3,909,946	$3,976,719
Gross Profit	1,070,852	1,079,584
Addback:
LIFO (credit) charge	(7,440)	5,987
Depreciation and amortization (cost of goods sold portion only)	2,070	2,308
Other	41	334
Adjusted EBITDA gross profit - continuing operations	$1,065,523	$1,088,213
Percent of revenues - continuing operations	27.25%	27.36%

Reconciliation of adjusted EBITDA selling, general and administrative expenses:
Revenues	$3,909,946	$3,976,719
Selling, general and administrative expenses	1,044,236	1,062,598
Less:
Depreciation and amortization (SG&A portion only)	65,267	67,905
Stock-based compensation expense	2,976	1,317
Merger and Acquisition-related costs	-	4,175
Restructuring-related costs	18,415	-
Other	634	2,213
Adjusted EBITDA selling, general and administrative expenses - continuing operations	$956,944	$986,988
Percent of revenues - continuing operations	24.47%	24.82%

Adjusted EBITDA - continuing operations	$108,579	$101,225

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF ADJUSTED EBITDA GROSS PROFIT AND RECONCILIATION OF ADJUSTED EBITDA SELLING,

GENERAL AND ADMINISTRATIVE EXPENSES- RETAIL PHARMACY SEGMENT

(In thousands)

(unaudited)

	Thirty-nine weeks ended November 30, 2019	Thirty-nine weeks ended December 1, 2018
Reconciliation of adjusted EBITDA gross profit:
Revenues	$11,622,858	$11,785,996
Gross Profit	3,133,791	3,200,678
Addback:
LIFO charge	7,553	19,311
Depreciation and amortization (cost of goods sold portion only)	6,538	6,929
Other	3,161	3,075
Adjusted EBITDA gross profit - continuing operations	$3,151,043	$3,229,993
Percent of revenues - continuing operations	27.11%	27.41%

Reconciliation of adjusted EBITDA selling, general and administrative expenses:
Revenues	$11,622,858	$11,785,996
Selling, general and administrative expenses	3,160,379	3,195,929
Less:
Depreciation and amortization (SG&A portion only)	195,281	205,972
Stock-based compensation expense	12,673	11,563
Merger and Acquisition-related costs	2,828	30,394
Restructuring-related costs	78,851	-
Litigation settlement	-	18,000
Other	4,963	8,979
Adjusted EBITDA selling, general and administrative expenses - continuing operations	$2,865,783	$2,921,021
Percent of revenues - continuing operations	24.66%	24.78%

Adjusted EBITDA - continuing operations	$285,260	$308,972

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF NET LOSS GUIDANCE TO ADJUSTED EBITDA GUIDANCE

YEAR ENDING FEBRUARY 29, 2020

(In thousands)

(unaudited)

	Guidance Range
	Low	High
Total Revenues	$21,500,000	$21,900,000

Same store sales	0.00%	1.00%

Gross Capital Expenditures	$230,000	$230,000

Reconciliation of net loss to adjusted EBITDA:
Net loss	$(204,000)	$(174,000)
Adjustments:
Interest expense	235,000	235,000
Income tax expense	40,000	40,000
Depreciation and amortization	330,000	330,000
LIFO charge	10,000	10,000
Lease termination and impairment charges	35,000	35,000
Gain on debt retirements, net	(56,000)	(56,000)
Restructuring-related costs	100,000	100,000
Other	25,000	25,000
Adjusted EBITDA	$515,000	$545,000

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF NET LOSS GUIDANCE TO ADJUSTED NET INCOME GUIDANCE

YEAR ENDING FEBRUARY 29, 2020

(In thousands)

(unaudited)

	Guidance Range
	Low	High
Net loss	$(204,000)	$(174,000)
Add back - income tax expense	40,000	40,000
Loss before income taxes	(164,000)	(134,000)

Adjustments:
Amortization expense	120,000	120,000
LIFO charge	10,000	10,000
Gain on debt retirements, net	(56,000)	(56,000)
Restructuring-related costs	100,000	100,000

Adjusted income before adjusted income taxes	10,000	40,000

Adjusted income tax expense	3,000	11,000
Adjusted net income	$7,000	$29,000

Diluted adjusted net income per share	$0.13	$0.55